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                         AIM INTERNATIONAL EQUITY FUND

                             (A SERIES PORTFOLIO OF
                         AIM INTERNATIONAL FUNDS, INC.)

                       Supplement dated December 16, 1996
         to the Statement of Additional Information dated March 1, 1996


         On December 11, 1996, the Board of Directors of AIM International Funds, Inc. approved, subject to shareholder approval, the elimination of and a change to certain fundamental investment policies of AIM International Equity Fund (the "Fund"). Shareholders of the Fund will be asked to approve these changes at an annual meeting of shareholders to be held on February 7, 1997.
If approved, these changes will become effective as of March 1, 1997.

         Reference is made to Investment Restrictions 8 and 10, set forth on page 14 of the Fund's Statement of Additional Information. The Board of Directors has approved the elimination of Investment Restriction 8 and a change to Investment Restrictions 10 and 11. In the event shareholders approve the proposed changes, Investment Restriction 8 will no longer apply and Investment Restrictions 10 and 11 will read in full as follows:

         10. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, taken at market value, more than 5% of the Fund's total assets, taken at market value, would be invested in the securities of any one issuer (including repurchase agreements with any one entity), except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

         11. Purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the fund, except that the fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.